UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2012

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

On August 27, 2012, Best Buy Co., Inc. ("Best Buy" or the "registrant" or the "Company") issued a news release announcing that the Board of Directors of Best Buy (the "Board") and founder Richard Schulze have reached an agreement under which Mr. Schulze will be granted access to certain due diligence information and permission to form an investment group with private equity sponsors in furtherance of making a fully financed proposal to acquire the registrant.

The news release issued on August 27, 2012 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that Section unless the registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

On August 26, 2012, the registrant and Mr. Schulze entered into a Confidentiality Agreement (the “Agreement”) pursuant to which the Company agreed to provide Mr. Schulze with access to certain non-public information in order for Mr. Schulze to evaluate a transaction with the Company and prepare a fully-financed proposal. In return, Mr. Schulze agreed to certain standstill provisions designed to protect the interests of the registrant and its shareholders.

In connection with entering into the Confidentiality Agreement, the registrant granted Mr. Schulze a limited waiver of Minnesota law in order to allow Mr. Schulze to work with his private equity partners to develop a definitive proposal to be presented to the registrant's Board. Mr. Schulze shall have an opportunity to bring forward a fully financed definitive proposal within 60 days after the due diligence period begins, which period may be extended in certain circumstances.

The foregoing description of the principal terms of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is filed with this report as Exhibit 10.1 and incorporated by reference herein.

The registrant's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit 10.1 is filed as an Exhibit to this Current Report on Form 8-K and the following Exhibit 99.1 is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
10.1	Confidentiality Agreement, dated August 26, 2012, between the registrant and Mr. Schulze.
99.1
News release issued August 27, 2012. Any internet address provided in this release is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: August 27, 2012	By:	/s/ KEITH J. NELSEN
Keith J. Nelsen
Executive Vice President, General Counsel and Secretary

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